JOINT FILER INFORMATION

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

                                                                         Issuer &             Date of Event
       Name                 Address           Designated Filer        Ticker Symbol           Requiring Report       Signature

U.N. Holdings (Cayman),   Walker House      Fox Paine               United National Group, Ltd.   12/15/2003 U.N. Holdings
Ltd.                      87 Mary Street    International GP, Ltd.  (NASDAQ - UNGL)                          (Cayman), Ltd.
                          George Town,                                                                       By: /s/ Troy W. Thacker
                          Grand Cayman                                                                       Name: Truy W. Thacker
                          Cayman Islands                                                                     Title: Director

Fox Paine Capital Fund    Walker House      Fox Paine               United National Group, Ltd.   12/15/2003 Fox Paine Capital
II International, L.P.    87 Mary Street    International GP, Ltd.  (NASDAQ - UNGL)                          Fund II International
                          George Town,                                                                       L.P.
                          Grand Cayman                                                                       By: Fox Paine Capital
                          Cayman Islands                                                                         International GP,
                                                                                                                 L.P., its General
                                                                                                                 Partner

                                                                                                             By: Fox Paine
                                                                                                                 International GP,
                                                                                                                 Ltd., its General
                                                                                                                 Partner

                                                                                                             By: /s/ W. Dexter
                                                                                                                 Paine, III
                                                                                                             Name: W. Dexter Paine,
                                                                                                                   III
                                                                                                             Title: Director

Fox Paine Capital        Walker House         Fox Paine               United National Group, Ltd. 12/15/2003 Fox Paine Capital
International GP, L.P.   87 Mary Street       International GP, Ltd.  (NASDAQ - UNGL)                        International GP, L.P.,
                         George Town,                                                                        By: Fox Paine
                         Grand Cayman                                                                            International GP,
                         Cayman Islands                                                                          Ltd., its General
                                                                                                                 Partner

                                                                                                             By: /s/ W. Dexter
                                                                                                                 Paine, III
                                                                                                             Name: W. Dexter Paine,
                                                                                                                   III
                                                                                                             Title: Director
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Fox Paine Capital        Walker House        Fox Paine               United National Group, Ltd.  12/15/2003 Fox Paine Capital
Co-Investors             87 Mary Street      International GP, Ltd.  (NASDAQ - UNGL)                         Co-Investors
International  GP, Ltd.  George Town,                                                                        International GP, Ltd.
                         Grand Cayman                                                                        By: /s/ W. Dexter
                         Cayman Islands                                                                          Paine, III
                                                                                                             Name: W. Dexter Paine,
                                                                                                                   III
                                                                                                             Title: Director

U.N. Co-Investment Fund  Walker House        Fox Paine               United National Group, Ltd.  12/15/2003 U.N. Co-Investment Fund
I (Cayman), L.P.         87 Mary Street      International GP, Ltd.  (NASDAQ - UNGL)                         I (Cayman), L.P.
                         George Town,                                                                        By: Fox Paine Capital
                         Grand Cayman                                                                            Co-Investors
                         Cayman Islands                                                                          International GP,
                                                                                                                 Ltd. its General
                                                                                                                 Partner
                                                                                                             By: /s/ W. Dexter
                                                                                                                 Paine, III
                                                                                                             Name: W. Dexter Paine,
                                                                                                                   III
                                                                                                             Title: Director

U.N. Co-Investment Fund  Walker House         Fox Paine               United National Group, Ltd. 12/15/2003 U.N. Co-Investment
II (Cayman), L.P.        87 Mary Street       International GP, Ltd.  (NASDAQ - UNGL)                        Fund II (Cayman), L.P.
                         George Town,                                                                        By: Fox Paine Capital
                         Grand Cayman                                                                            Co-Investors
                         Cayman Islands                                                                          International GP,
                                                                                                                 Ltd. its General
                                                                                                                 Partner
                                                                                                             By: /s/ W. Dexter
                                                                                                                 Paine, III
                                                                                                             Name: W. Dexter Paine,
                                                                                                                   III
                                                                                                             Title: Director

U.N. Co-Investment Fund  Walker House         Fox Paine               United National Group, Ltd. 12/15/2003 U.N. Co-Investment Fund
III (Cayman), L.P.       87 Mary Street       International GP, Ltd.  (NASDAQ - UNGL)                        III (Cayman), L.P.
                         George Town,                                                                        By: Fox Paine Capital
                         Grand Cayman                                                                            Co-Investors
                         Cayman Islands                                                                          International GP,
                                                                                                                 Ltd. its General
                                                                                                                 Partner
                                                                                                             By: /s/ W. Dexter
                                                                                                                 Paine, III
                                                                                                             Name: W. Dexter Paine,
                                                                                                                   III
                                                                                                             Title: Director

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U.N. Co-Investment Fund  Walker House         Fox Paine               United National Group, Ltd. 12/15/2003 U.N. Co-Investment Fund
IV (Cayman), L.P.        87 Mary Street       International GP, Ltd.  (NASDAQ - UNGL)                        IV (Cayman), L.P.
                         George Town,                                                                        By: Fox Paine Capital
                         Grand Cayman                                                                            Co-Investors
                         Cayman Islands                                                                          International GP,
                                                                                                                 Ltd. its General
                                                                                                                 Partner
                                                                                                              By: /s/ W. Dexter
                                                                                                                 Paine, III
                                                                                                              Name: W. Dexter Paine,
                                                                                                                   III
                                                                                                              Title: Director

U.N. Co-Investment Fund  Walker House         Fox Paine               United National Group, Ltd. 12/15/2003 U.N. Co-Investment Fund
V (Cayman), L.P.         87 Mary Street       International GP, Ltd.  (NASDAQ - UNGL)                        V (Cayman), L.P.
                         George Town,                                                                        By: Fox Paine Capital
                         Grand Cayman                                                                            Co-Investors
                         Cayman Islands                                                                          International GP,
                                                                                                                 Ltd. its General
                                                                                                                 Partner
                                                                                                              By: /s/ W. Dexter
                                                                                                                 Paine, III
                                                                                                              Name: W. Dexter Paine,
                                                                                                                   III
                                                                                                              Title: Director

U.N. Co-Investment Fund  Walker House          Fox Paine               United National Group, Ltd. 12/15/2003 U.N. Co-Investment
VI (Cayman), L.P.        87 Mary Street        International GP, Ltd.  (NASDAQ - UNGL)                        Fund VI (Cayman), L.P.
                         George Town,                                                                         By: Fox Paine Capital
                         Grand Cayman                                                                             Co-Investors
                         Cayman Islands                                                                           International GP,
                                                                                                                  Ltd. its General
                                                                                                                  Partner
                                                                                                              By: /s/ W. Dexter
                                                                                                                 Paine, III
                                                                                                              Name: W. Dexter Paine,
                                                                                                                   III
                                                                                                              Title: Director

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U.N. Co-Investment Fund   Walker House          Fox Paine               United National Group, Ltd. 12/15/2003 U.N. Co-Investment
VII (Cayman), L.P.        87 Mary Street        International GP, Ltd.  (NASDAQ - UNGL)                        Fund VII (Cayman),
                          George Town,                                                                         L.P.
                          Grand Cayman                                                                         By: Fox Paine Capital
                          Cayman Islands                                                                           Co-Investors
                                                                                                                   International GP,
                                                                                                                   Ltd. its General
                                                                                                                   Partner
                                                                                                               By: /s/ W. Dexter
                                                                                                                 Paine, III
                                                                                                              Name: W. Dexter Paine,
                                                                                                                   III
                                                                                                              Title: Director


U.N. Co-Investment Fund   Walker House          Fox Paine               United National Group, Ltd. 12/15/2003 U.N. Co-Investment
VIII (Cayman), L.P.       87 Mary Street        International GP, Ltd.  (NASDAQ - UNGL)                        Fund VIII (Cayman),
                          George Town,                                                                         L.P.
                          Grand Cayman                                                                         By: Fox Paine Capital
                          Cayman Islands                                                                           Co-Investors
                                                                                                                   International GP,
                                                                                                                   Ltd. its General
                                                                                                                   Partner
                                                                                                               By: /s/ W. Dexter
                                                                                                                 Paine, III
                                                                                                              Name: W. Dexter Paine,
                                                                                                                   III
                                                                                                              Title: Director

U.N. Co-Investment Fund   Walker House           Fox Paine              United National Group, Ltd. 12/15/2003 U.N. Co-Investment
IX (Cayman), L.P.         87 Mary Street         International GP, Ltd. (NASDAQ - UNGL)                        Fund IX (Cayman),
                          George Town,                                                                         L.P.
                          Grand Cayman                                                                         By: Fox Paine Capital
                          Cayman Islands                                                                           Co-Investors
                                                                                                                   International GP,
                                                                                                                   Ltd. its General
                                                                                                                   Partner
                                                                                                               By: /s/ W. Dexter
                                                                                                                 Paine, III
                                                                                                              Name: W. Dexter Paine,
                                                                                                                   III
                                                                                                              Title: Director

Fox Paine & Company, LLC  950 Tower Lane          Fox Paine             United National Group Ltd. 12/15/2003 Fox Paine & Company,
                          Suite 1150              International GP,     (NASDAQ - UNGL)                       LLC
                          Foster City, CA 94404   Ltd.                                                        By: /s/ W. Dexter
                                                                                                                 Paine, III
                                                                                                              Name: W. Dexter Paine,
                                                                                                                   III
                                                                                                              Title: Director
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